Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
4000019	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/14; most recent payment was received on 12/27/13.  Reason for default is cited as illness in family. The loan was modified on 07/XX/13 and has re-defaulted since. The account was previously in foreclosure; referral to bank attorney took place on 03/XX/13. Last FC step completed was foreclosure sale date scheduled for 06/XX/13. The FC was closed and billed on 05/XX/13 due to the borrower reinstating the loan. Notes dated 07/16/13 report the property to be vacant and secured per inspector as of 07/13/13; however, comments dated 09/30/13 report the property to be occupied again. No updated property value has been given during the review period.

4000120	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is due for 08/28/2015; most recent payment received was on 09/05/2015.  The reason for default is a servicing problem.  The account was service transferred on 10/08/2013 and the loan boarded current. Commentary dated 11/14/2013 reflects the borrower requested to set up account on ACH on the 5th of the month beginning on 12/05/2013, the servicer attempts to contact the borrower from 12/2013 - 09/28/2014 to determine whether the borrower is aware the account in one payment behind despite being on ACH. The borrower authorized XXX on the account.  On 03/28/2015 the 3rd party called in to have servicer explain why account is running one month behind despite always been on ACH; the borrower has not brought the loan current. The 3rd party mentioned the borrower is interested in a reverse mortgage. There is no evidence of loss mitigation being discussed on the account.

4000030	1		It appears that the loan will perform. The loan is due for 02/01/14; most recent payment was received on 01/21/14. There is no evidence of delinquency within the review period.
4000047	1
It appears that the loan will perform. The loan is due for 03/01/2014; the last payment received was on 02/07/2014. The reason for delinquency is unknown. The borrower has recently brought the account current on their own without assistance of loss mitigation efforts.

4000075	1
It appears that the loan will perform. The loan is due for 05/01/2014; the last payment was received on 03/21/2014. The reason for default is unknown. The account is current as of the review date. Delinquency on the account was cured by the borrower without assistance. A HAMP solicitation was sent on 12/02/2013; but there was no response cited during the review period. The validation of debt letter was approved for mailing on 04/04/2012. There is skip tracing noted on the account as of 11/18/2013. No customer contact was indicated during the review period.

4000083	1
It appears that the loan will perform. The loan is due for 07/01/2014; the last payment was received on 06/06/2014. There is no evidence of delinquency during the review period. The borrower filed Bankruptcy prior to the review period per notes dated 04/XX/2012. The case appears discharged; no bankruptcy case or chapter number was indicated in the commentary. The homeowner claims the property taxes are being paid by the state since on a program because disabled per notes dated 08/30/2013.

4000061	1
It appears that the loan will perform. The loan is due for 11/01/2013; last payment was received on 10/15/2013. Reason for default was curtailment of income. The loan is current. Comments indicate the loan was due for 08/01/2012 when a loan modification was completed on 01/XX/2013. Comments reflect payments have been made consistently since and the loan has remained current.

4000006	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/10/2014. There is no evidence of delinquency.
4000082	2	[2] Written Dispute - Servicer responded within 60 days and mortgagor still questioning servicer [2] Mod1 Incomplete
It appears that the loan will perform. The loan is next due for 04/01/2014; most recent payment was received on 03/31/2014. The pay history reflected the payments made on 06/22/2012 and 11/02/2012 were reversed. The RFD was cited as curtailment of income. The account was recently brought current without assistance on 03/31/2014. The notes on 12/20/2013 state a dispute was received from the borrower regarding the present/previous account status/history. The comments on 03/10/2014 reflected the dispute is still active. The last attempt to contact the borrower was made on 03/31/2014. Prior contact with the borrower was established on 02/26/2014 at which time the borrower called in requesting to have their escrow account researched and adjusted based on the tax and insurance information they submitted. No further information was provided. The loan was denied a HAM modification and supplemental modification on 11/XX/2013 due to the housing to income ratio was below 31% and a negative Net Present Value. The loan was previously denied the HAMP on 05/07/2013 for the same reasons aforementioned.  There is no reference to a property inspection or BPO being performed.

4000021	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention.  The loan is next due for 01/01/2014; the most recent payment received was on 01/14/2014.  The reason for default is cited as curtailment of income.  There has been no contact with the borrower despite multiple attempts.

4000119	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete [1] Damaged Exterior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears that this loan will perform with intervention. The loan is due for 09/01/2015, and the last payment was made on 09/11/2015. The reason for default was not cited in comments. The account has been 30 days past due for the previous 4 months and is an imminent default. On 04/07/2015, the borrower was advised to send in financial documents for review. There is no active loss mitigation strategy. Comments reflect unknown property damage occurred on 06/17/2015.  The checks has been received and endorsed by both borrower and the servicer.  Comment dated 09/17/2015  sated the checks were sent to the borrower via UPS ground and delivered on 08/31/2015. There is no evidence repairs being completed.There is no evidence of delinquent taxes, or title issues. The BPO value is not listed in the commentary.

4000084	1		It appears that this loan will perform. The loan is due for 08/01/2014 with the last payment received on 07/01/2014. There is no evidence of default.
4000038	2	[2] Currently Delinquent Mortgage
It appears the loan may perform with intervention.  The loan is due for 01/01/2014.  The last payment received was on 01/17/2014.  RFD is unknown.  Comments reflect no evidence of borrower contact or loss mitigation efforts attempted.

4000043	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/01/14; last payment was received on 01/07/14. Reason for default is excessive obligations. The account is in collections. On 01/07/14, the borrower stated their intention to bring the account current without loss mitigation assistance. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification prior to the review period which the borrower re-defaulted on as of 04/01/13.

4000003	1		It appears the loan will perform. The loan is next due for 02/23/2014; last payment received 01/28/2014. There is no evidence of delinquency within the review period.
4000033	1
It appears the loan will perform.  The loan is next due for 03/01/2014; last payment received 02/11/2014.  The reason for delinquency is unknown.  The borrower has been able to cure prior delinquency within the review period without assistance.  Commentary reflects a loan modification was completed on 11/XX/2012 and subsequently became delinquent for the 3/1/2013 payment.  The borrower has maintained a current status since 4/1/2013.

4000001	1		It appears the loan will perform. The loan is currently due for 12/01/13; last payment was received on 11/02/13. There is no evidence of delinquency during the review period.
4000005	1		It appears the loan will perform. The loan is due for 03/01/2014; most recent payment received on 01/16/2014. There is no evidence of delinquency during the review period.